UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2019

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000056	LEDs	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Compensatory Arrangement of Certain Officers; Election of Directors.

(e) Amendment of 2010 Equity Incentive Plan

On July 31, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of SemiLEDs Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the SemiLEDs Corporation 2010 Equity Incentive Plan (the “2010Equity Incentive Plan”) to, among other things, (i) increase the authorized share reserve by an additional 500,000 shares, (ii) extend the termination date of the Incentive Plan to November 2, 2023, and (iii) remove certain provisions that were designed to permit the grant of “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) as the exemption from the deduction limit under Section 162(m) for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017. The amended 2010Equity Incentive Plan previously had been approved, subject to stockholder approval, by the Board on June 14, 2019.

A more complete description of the terms of the 2010 Equity Incentive Plan can be found in “Proposal No. 3-Approval of the Amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 18, 2019 (the “2019 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2019 Proxy Statement are qualified in their entirety by reference to the 2010 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 31, 2019 (Taiwan time), the Company held its Annual Meeting. At the Annual Meeting, holders of the Company’s common stock voted on three proposals: (1) election of four directors to hold office until the 2020 Annual Meeting of Stockholders; (2) ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019; and (3) approval of the amendment of the 2010 Equity Incentive Plan.

The final votes cast on the three proposals were as follows:

Proposal 1:

The following individuals were elected to serve as directors for a one-year term ending with the 2020 Annual Meeting of Stockholders by the votes as set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes
Trung T. Doan	1,426,703	3,304	1,282,301
Walter Michael Gough	1,426,703	3,304	1,282,301
Dr. Edward Hsieh	1,426,628	3,379	1,282,301
Scott R. Simplot	1,426,703	3,304	1,282,301

Proposal 2:

The appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes (1)
2,589,265	85,648	37,395	0

(1)	This proposal constituted a routine matter. Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

Proposal 3:

The stockholders approved the amendment of the 2010 Equity Incentive Plan by the votes set forth in the following table:

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Votes For	Votes Against	Abstain	Broker Non-Votes
1,410,756	17,039	2,212	1,282,301

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	SemiLEDs 2010 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company’s Proxy Statement filed on June 18, 2019 ++

++    Indicates management contract or compensatory plan, contract or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 02, 2019

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer

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